EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Gregor, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of United National Bank (SEC File Number 333-19227) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                  Title                              Date

/S/ THOMAS C. GREGOR        Chairman of the Board, President  December 17, 1996
---------------------       and Chief Executive Officer
Thomas C. Gregor

/S/ DONALD W. MALWITZ       Executive Vice President,         December 17, 1996
---------------------       Treasurer and CFO (Principal
Donald W. Malwitz           Financial Officer)

/S/ A. RICHARD ABRAHAMIAN   Senior Vice President and Chief   December 17, 1996
-------------------------   Accounting Officer
A. Richard Abrahamian       (Principal Accounting Officer

/S/ GEORGE W. BLANK                 Director                  December 17, 1996
---------------------
George W. Blank

/S/ DONALD A. BUCKLEY               Director                  December 17, 1996
---------------------
Donald A. Buckley

/S/ C. DOUGLAS CHERRY               Director                  December 17, 1996
---------------------
C. Douglas Cherry

/S/ CHARLES E. HANCE                Director                  December 17, 1996
---------------------
Charles E. Hance

/S/ JOHN R. KOPICKI                 Director                  December 17, 1996
---------------------
John R. Kopicki

/S/ RICHARD C. MARDER               Director                  December 17, 1996
---------------------
Richard C. Marder

/S/ ANTONIA S. MAROTTA              Director                  December 17, 1996
---------------------
Antonia S. Marotta

/S/ JOHN W. MCGOWAN III             Director                  December 17, 1996
---------------------
John W. McGowan III

/S/ PATRICIA A. MCKIERNAN           Director                  December 17, 1996
---------------------
Patricia A. McKiernan

/S/ CHARLES N. POND, JR.            Director                  December 17, 1996
---------------------
Charles N. Pond, Jr.

/S/ KENNETH W. TURNBULL             Director                  December 17, 1996
---------------------
Kenneth W. Turnbull

/S/ DAVID R. WALKER                 Director                  December 17, 1996
---------------------
David R. Walker


/S/ RONALD E. WEST                  Director                  December 17, 1996
---------------------
Ronald E. West

/S/ GEORGE J. WICKARD               Director                  December 17, 1996
---------------------
George J. Wickard